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                                                                Exhibit 10.10

                       CONDITIONAL THIRD AMENDMENT TO THE
                             SHAREHOLDERS AGREEMENT

      This CONDITIONAL THIRD AMENDMENT TO THE SHAREHOLDERS AGREEMENT is dated as of August __, 2002 (the "Amendment") and entered into by and among Meridian Automotive Systems, Inc. (formerly known as American Bumper & Mfg. Co.), a Michigan corporation (the "Company") and each of the shareholders of the Company, and is made with reference to the Shareholders Agreement dated as of April 30, 1997, as amended and/or supplemented by the First Amendment to the Shareholders Agreement dated March 29, 2001 and the Second Amendment to the Shareholders Agreement dated December __, 2001, by and among the Company and the other parties thereto (as amended to date, the "Shareholders Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Shareholders Agreement.

      WHEREAS, the Company proposes to engage in a migratory merger (the "Merger") pursuant to which the Company will merge into a newly-formed wholly owned subsidiary to be organized as a Delaware corporation ("Meridian-DE") resulting in Meridian changing its state of incorporation from Michigan to Delaware and pursuant to which all of the Company's shareholders will exchange their shares of the Company's common stock for shares of common stock of Meridian-DE; and

      WHEREAS, upon the completion of the Merger Meridian-DE will, by operation of law, assume the Company's obligations under the Shareholders Agreement; and

      WHEREAS, Meridian-DE proposes to make an initial public offering of its equity securities (the "IPO") and a simultaneous private placement of debt securities (the "Debt Offering"); and

      WHEREAS, the Company and the Shareholders have determined that certain changes to the Shareholders Agreement are necessary to facilitate the successful completion of the IPO and the Debt Offering;

      NOW, THEREFORE, in consideration of the foregoing and the covenants and obligations set forth in this Amendment, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

      SECTION 1.1 AMENDMENT OF SECTION 8.4 (PREEMPTIVE RIGHTS). Section 8.4 (Preemptive Rights) of the Shareholders Agreement is hereby amended, so as to make the provisions thereof inapplicable to the Debt Offering and the IPO, provided that the foregoing shall not affect the rights of the Shareholders to approve an IPO Event pursuant to Section 8.3(b) of the Shareholders Agreement.


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      SECTION 1.2       AMENDMENT OF ARTICLE XI. Article XI of the
Shareholders Agreement is hereby amended as follows:

                  (a) By replacing the words "two legends" in the second sentence of first paragraph of Section 11.1 with the word "legend";
                  (b) By deleting the first legend in Section 11.1 in its entirety;
                  (c) By deleting the following phrase beginning in the third line of the second legend in Section 11.1:
                        "pursuant to the provisions of such Shareholders Agreement and, except as otherwise provided in such agreement," ;
                  (d) By replacing the word "legends" in two places in the first sentence of the last paragraph of Section 11.1 with the word "legend"; and
                  (e) By replacing the words "only the first of the two legends referred to above" in the second sentence of the last paragraph of Section 11.1 with the words "no legend".

      SECTION 1.3 AMENDMENT OF ARTICLE XIII. Article XIII of the Shareholders Agreement is hereby amended to provide that upon an IPO Event, only the provisions of Article I (Definitions), Section 8.2, Articles IX (Registration Rights), XII (Appointment of Agents), XIII (Term of Agreement) and XIV (Miscellaneous) (other than Section 14.1) of the Shareholders Agreement shall continue in effect until the earliest to occur of the events set forth in clauses (a), (c), (d) or (e) of Section 13.1 of the Shareholders Agreement.

      SECTION 1.4 DETERMINATION OF OUTSTANDING SHARES. Notwithstanding any provision in the Shareholders Agreement to the contrary, whenever a provision of the Shareholders Agreement requires notice to, or the consent or vote of, a specified amount of the outstanding shares of Common Stock of the Company, or otherwise relates to a specified amount of the outstanding shares of Common Stock of the Company, the number of outstanding shares shall be deemed to be the number of shares outstanding immediately prior to the consummation of the IPO reduced by the aggregate number of shares outstanding immediately prior to the IPO that have ceased to be Registrable Securities pursuant to the terms of
Section 1.1(ag) of the Shareholders Agreement, and shares issued by the Company in the IPO shall not be deemed to be outstanding for purposes thereof.

      SECTION 1.5 CONTINUING EFFECT OF THE SHAREHOLDERS AGREEMENT. All other provisions of the Shareholders Agreement not expressly amended by this Amendment, including without limitation the provisions of Section 1.1 of the First Amendment to the Shareholders Agreement (the "First Amendment") relating to Requisite Approval and Section 2.3 of the First Amendment relating to the inclusion of the Direct Investors in the Windward Group, shall remain in full force and effect.

                                   ARTICLE II

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                                  MISCELLANEOUS

      SECTION 2.1 EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective immediately prior to consummation of an IPO Event, PROVIDED, HOWEVER, that the provisions of Section 1.1 shall become effective immediately.

      SECTION 2.2 TERMINATION OF AMENDMENT. This Amendment shall immediately terminate and be deemed void AB INITIO and of no further force or effect, without the need for further action, if an IPO Event does not occur on or before December 31, 2002.

      SECTION 2.3 RATIFICATION. The undersigned hereby ratifies and confirms the adoption and execution by the undersigned of the Shareholders Agreement, including the First and Second Amendments thereto and further confirms that all of the provisions of the Shareholders Agreement not expressly amended by this Amendment shall remain in full force and effect.

      SECTION 2.4 EXPENSES. The Company shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Amendment and all other documents required in connection with the shareholders' approval of an IPO Event, including, without limitation, any notice of exercise of warrant, shareholder consent or lock-up agreement (collectively the "IPO Documents"). The Company shall, from time to time, reimburse the reasonable legal fees and expenses incurred by the Windward Group, the Direct Investors, Metropolitan Life Insurance Company ("MetLife") and The Northwestern Mutual Life Insurance Company ("Northwestern") in connection with the negotiation, execution, delivery and performance of the IPO Documents, provided, that reimbursement for legal fees for (i) the Windward Group (excluding the Direct Investors, MetLife and Northwestern) in the aggregate shall not exceed $25,000, (ii) the Direct Investors in the aggregate shall not exceed $100,000 and (iii) MetLife and Northwestern in the aggregate shall not exceed $100,000, in each case unless expressly approved by the Company.

      SECTION 2.5 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

      SECTION 2.6 SEVERABILITY. If any provision of this Amendment or the application of any such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of this Amendment, including the remainder of the provision held invalid, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

      SECTION 2.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


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      SECTION 2.8       HEADINGS.  All section headings herein are for
convenience of reference and are not part of this Amendment, and no construction or inference shall be derived therefrom.

      SECTION 2.9 ADDITIONAL PARTIES. Any person who acquires shares of Company Stock on or after the effective date of this Amendment who is not already a party to the Shareholders Agreement at the time of such acquisition shall be required to sign a counterpart copy of, and become a party to, the Shareholders Agreement as a condition to the exercise of any rights under the Shareholders Agreement, provided, however, that persons acquiring Company Stock that does not constitute Registrable Securities pursuant to the terms of Section 1.1(ag) of the Shareholders Agreement shall not be entitled to become parties to the Shareholders Agreement pursuant to this Section 2.9.


                           [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.


                                    MERIDIAN AUTOMOTIVE SYSTEMS, INC.

                                       By:----------------------------------
                                      Name:---------------------------------
                                     Title:---------------------------------





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                             COUNTERPART SIGNATURE PAGE
FOR CONDITIONAL THIRD AMENDMENT TO THE SHAREHOLDERS AGREEMENT FOR SHAREHOLDERS


                                    SHAREHOLDERS

                                    ----------------------------------------
                                    Printed Name of Shareholder

                                    ----------------------------------------
                                    Signature

                                    ----------------------------------------
                                    Name of Signatory (for an entity only)

                                    ----------------------------------------
                                    Title of Signatory (for an entity only)